Exhibit 99.2

	Quarter Ended (A)
(dollars in thousands, except per share data)	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Operating Data

Net income/(loss)	$2,034	$1,228	$1,695	$1,941	$1,552
Net interest income	5,548	5,750	6,376	6,733	6,036
Provision for loan losses	405	200	450	405	405
Other operating income	3,890	2,342	1,630	1,576	1,120
Other operating expense	6,563	6,643	5,651	5,428	4,900

Performance Statistics

Net interest margin	2.85%	2.86%	3.12%	3.35%	3.01%
Return on average assets	0.84%	0.51%	0.73%	0.85%	0.67%
Return on average equity	9.87%	6.04%	8.34%	9.74%	7.96%
Annualized net loan charge-offs to avg loans	0.13%	0.87%	0.04%	0.11%	0.05%
Net charge-offs	133	1,266	62	152	72
Efficiency ratio	82.6	87.2	70.6	65.7	69.4
Net income per employee	7	4	6	7	5

Per Share Data

Basic earnings per share	$0.28	$0.17	$0.24	$0.27	$0.22
Diluted earnings per share	0.28	0.17	0.23	0.27	0.22
Dividend declared per share	0.165	0.165	0.165	0.165	0.150
Book value	11.17	11.33	11.43	11.24	10.81
Common stock price:
High	20.50	23.20	23.98	24.49	18.05
Low	18.01	17.84	21.85	17.65	16.28
Close	19.51	18.26	22.48	24.49	17.70
Weighted average common shares:
Basic	7,182	7,168	7,165	7,141	7,143
Fully Diluted	7,201	7,238	7,248	7,164	7,164
End-of-period common shares:
Issued	7,317	7,299	7,276	7,266	7,237
Treasury	149	127	111	111	99

(A) 2002 quarters have been adjusted for SFAS No. 147 impact.

	Quarter Ended (A)
(dollars in thousands, except per share data)	3/31/2003	12/31/2002	9/30/2002	6/30/2002	3/31/2002

Financial Condition Data:
General
Total assets	$1,004,753	$951,174	$949,563	$924,091	$923,029
Loans, net	589,009	583,519	579,233	575,616	547,080
Goodwill	23,345	22,924	22,924	22,924	22,924
Total deposits	598,067	587,480	601,843	571,371	576,754
Non interest bearing	57,649	59,181	60,402	58,981	57,866

Savings	81,321	76,845	79,588	79,375	75,726
NOW	156,649	155,114	157,806	143,144	145,694
Money Market	27,548	29,827	22,094	23,056	21,735
Time Deposits	274,900	266,513	281,953	266,815	275,733
Total interest bearing deposits	540,418	528,299	541,441	512,390	518,888

Core deposits*	323,167	320,967	319,890	304,556	301,021
Trust preferred securities & subordinated debt	19,655	19,655	19,655	19,655	20,444
Shareholders’ equity	80,035	81,247	81,868	80,408	77,146
Trust assets under management	144,014	151,173	152,434	147,682	136,899

Asset Quality

Non-performing assets	$4,714	$4,115	$4,852	$4,461	$5,017
Non-performing assets to total assets	0.47%	0.43%	0.51%	0.48%	0.54%
Allowance for loan losses	6,478	6,206	7,178	6,790	6,659
Allowance for loan losses to total loans	1.09%	1.05%	1.22%	1.17%	1.18%
Allowance for loan losses to non-performing loans	167.04%	183.56%	170.70%	184.81%	172.80%
Non-performing loans to total loans	0.65%	0.57%	0.72%	0.63%	0.68%

Capitalization - Bancorp

Shareholders’ equity to total assets	7.97%	8.54%	8.62%	8.70%	8.36%

* Core deposits are defined as total deposits less time deposits

(A) 2002 quarters have been adjusted for SFAS No. 147 impact.

SUN BANCORP INC.
Consolidated Balance Sheet
(Unaudited)

(In Thousands, Except Share Data)	March 2003	March 2002	% Change
ASSETS

Cash and due from banks	$24,984	$16,886	48.0%
Interest-bearing deposits in banks	1,112	3,958	-71.9%

Total cash and cash equivalents	26,096	20,844	25.2%

Securities available for sale	279,167	279,671	-0.2%
Loans, net of ALLL of $6,478 at March 31, 2003 and $6,659 at March 31, 2002	589,009	547,080	7.7%
Bank premises and equipment, net	16,572	14,373	15.3%
Goodwill	23,345	22,924	1.8%
Accrued interest	3,607	4,833	-25.4%
Bank owned life insurance	31,126	15,044	106.9%
Other assets	35,831	18,260	96.2%

Total assets	$1,004,753	$923,029	8.9%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$57,649	$57,866	-0.4%
Interest-bearing	540,418	518,888	4.1%

Total deposits	598,067	576,754	3.7%

Short-term borrowings	66,387	22,236	198.6%
Other borrowed funds	231,900	222,000	4.5%
Subordinated debentures	19,655	20,444	-3.9%
Accrued interest and other liabilities	8,709	4,449	95.8%

Total liabilities	924,718	845,883	9.3%

Shareholders’ equity:
Common stock, No par value;	84,933	83,575	1.6%
Retained earnings (deficit)	(4,311)	(6,479)	33.5%
Accumulated other comprehensive income (loss)	1,723	1,312	31.3%
Less: Treasury stock, at cost	(2,310)	(1,262)	-83.0%

Total shareholders’ equity	80,035	77,146	3.7%

Total liabilities and shareholders’ equity	$1,004,753	$923,029	8.9%

SUN BANCORP INC.
Consolidated Income Statement
(Unaudited)

(In Thousands, Except Net Income Per Share Date)	For The Three Months Ended March 31
	2003	2002	% Change
Taxable equivalent interest income	12,752	14,008	-9.0%

Interest income:
Interest and fees on loans	$9,695	$9,694	0.0%
Income from available for sale securities
Taxable	2,299	3,549	-35.2%
Tax exempt	231	260	-11.2%
Dividends	111	134	-17.2%
Interest on deposits in banks and other financial institutions	52	104	-50.0%

Total interest and dividend income	12,388	13,741	-9.8%

Interest expense:
Interest on deposits	3,127	4,000	-21.8%
Interest on short-term borrowings	107	72	48.6%
Interest on other borrowed funds	3,138	3,153	-0.5%
Interest on subordinated debentures	468	480	-2.5%

Total interest expense	6,840	7,705	-11.2%

Net interest income	5,548	6,036	-8.1%

Provision for possible loan and lease losses	405	405	0.0%

Net interest income, after provision for possible loan & lease losses	5,143	5,631	-8.7%

Other operating income:
Service charges on deposit accounts	845	520	62.5%
Trust income	219	154	42.2%
Net security gains	1,496	95	1474.7%
Income from investment product sales	24	105	-77.1%
Bank owned life insurance	325	45	622.2%
Income from insurance subsidiary	23	30	-23.3%
Gain on sale of loans	261	28	832.1%
Other income	697	143	387.4%

Total other operating income	3,890	1,120	247.3%

Other operating expenses:
Salaries and employee benefits	3,166	2,804	12.9%
Net occupancy expense	383	274	39.8%
Furniture and equipment expenses	487	397	22.7%
Expenses of insurance subsidiary	6	43	-86.0%
Other expenses	2,521	1,382	82.4%

Total other operating expenses	6,563	4,900	33.9%

Income before income tax provision	2,470	1,851	33.4%

Income tax provision	436	299	45.8%

Net income	$2,034	$1,552	31.1%

Net income per share - Basic	$0.28	$0.22	27.3%

Weighted average number of shares outstanding - Basic	7,182,149	7,142,654	0.6%

Net income per share - Diluted	$0.28	$0.22	27.3%

Weighted average number of shares outstanding - Diluted	7,200,970	7,163,900	0.5%